Shareholders' Equity	12 Months Ended
Dec. 31, 2024
Shareholders' Equity [Abstract]
Shareholders' Equity

11. Shareholders’ Equity

Ordinary shares

The Company was established under the laws of Cayman Islands on June 27, 2024. The authorized number of ordinary shares was 50,000 shares and the outstanding number of ordinary shares was 10,000, with par value of $1 per share, at the date of incorporation.

The issuance of these shares is considered as a part of the reorganization of the Company, and is retroactively applied as if the transaction occurred at the beginning of the period presented.

On September 16, 2024, two investors, Mr. Kelven Wong and Mr. Ngai Ming Yuk, separately entered into a private placement subscription agreement and a registration rights agreement with the Company. Under these agreements, Mr. Kelven Wong and Mr. Ngai Ming Yuk subscribed for 1,100 ordinary shares allotted by Top Win, representing approximately 10% of its entire issued share capital after the allotment, for a total consideration of US$2,000,000. The allotment of these 1,100 ordinary shares was accounted for prospectively and was recognized by the Company on September 16, 2024. After the allotment, the Company has 11,100 ordinary shares, with a par value of $1 per share, in issue.

On November 20, 2024, the Company effected a 2000 to 1 share split/share subdivision, resulting in a change of par value of the Ordinary Shares from US$1 to US$0.0005. According to ASC 505-10-S99-4, such share split/share subdivision is retroactively applied as if the transaction occurred at the beginning of the period presented. Pursuant to such resolutions approved by its shareholders, as of the date of this report, the authorized share capital is US$50,000 divided into 100,000,000 Ordinary Shares of a par value of US$0.0005 each, and the number of issued and outstanding Ordinary Shares has been subdivided from 11,100 shares to 22,200,000 shares.

Subsequent to the end of the reporting period, on April 1, 2025, the Company entered into an underwriting agreement with Dominari Securities LLC, as representative of the underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell, in a firm commitment underwritten public offering (the “Offering”), an aggregate of 2,664,000 Ordinary Shares at a public offering price of $4.00 per share. The Company also granted the Underwriters a 45-day option to purchase up to an additional 399,600 Ordinary Shares to cover over-allotments, if any.

On April 2, 2025, the Company’s Ordinary Shares commenced trading on the Nasdaq Capital Market under the ticker symbol “TOPW.” On April 3, 2025, the Company closed the Offering of 2,664,000 Ordinary Shares at the offering price of $4.00 per share. The gross proceeds to the Company from the Offering, before deducting underwriting discounts, non-accountable expense allowance, and offering-related expenses, were approximately $10.66 million.

Subscription receivables

As at December 31, 2023, the balance represents the outstanding subscription consideration for the 10,000 ordinary shares of the Company, and is recognized as deduction of equity. The consideration had been fully settled by netting off with the amount due to a related party as of December 31, 2024.